Other operating (income) expense	12 Months Ended
Dec. 31, 2014
Other operating (income) / expense [Abstract]
Other operating (income) / expense

15.Other operating (income) / expenses

Other operating (income) / expenses in 2014 include: (a) in October 2014, the OOCL Hong Kong while carrying out cargo operations at Sydney Container Terminal (“Terminal”) collided with another vessel. The collision caused several damages to the OOCL Hong Kong and the Terminal, for which a provision of $315,498 has been made. The Company intends to submit a claim to the owner of the other vessel, such amounts claimed will be recognized when recovery is assured, (b) special solidarity contribution to the Greek economy of $195,499. Operating income in 2013 of $522,781 relates to the settlement of a hull and machinery claim in relation to the Box Voyager, incurred in 2012.